PACE Select

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® International Equity Investments

Supplement to the prospectuses relating to Class A, Class C and Class Y shares ("Multi-Class Prospectus") and Class P shares ("Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2015

January 21, 2016

Dear Investor,

The purpose of this supplement is to update certain information for PACE Select Advisors Trust (the "Trust").

First, this supplement updates certain information regarding the investment advisory arrangements for PACE International Equity Investments (the "fund"), a series of the Trust. Chautauqua Capital Management, LLC ("Chautauqua") has been a subadvisor to the fund since August 5, 2013. Chautauqua has entered into a transaction (the "Transaction") that provides for the sale of all outstanding equity interests in Chautauqua to Robert W. Baird & Co. Incorporated ("Baird"). Upon consummation of the Transaction, the Chautauqua investment team (the "Investment Team") will become partial equity owners of Baird.

In anticipation of the Transaction, and at the recommendation of UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager, the Board of Trustees of the Trust recently approved a new sub-advisory agreement with Baird. Accordingly, effective as of the close of business on January 15, 2016, the Investment Team continued to manage the fund and Baird assumed Chautauqua's role as subadvisor to the fund. The terms of the new sub-advisory agreement with Baird are substantially identical to those of the former sub-advisory agreement with Chautauqua. Under the new arrangement, the Investment Team will continue to manage the fund's assets that were previously allocated to Chautauqua. No material changes are expected to occur with respect to the management of the relevant portion of the fund.

Second, this supplement updates pricing and valuation information for the Trust.

Effective as of the close of business on January 15, 2016, the Prospectuses and SAI are hereby revised as follows:

I. PACE International Equity Investments

The Prospectuses and SAI are revised to replace all references to "Chautauqua Capital Management, LLC" and "Chautauqua" with "Robert W. Baird & Co. Incorporated" and "Baird", respectively.

All biographical information relating to the fund's portfolio managers in the Prospectuses is updated to reflect their employment with Baird.

ZS-773

The section captioned "PACE International Equity Investments Fund summary" and sub-captioned "Performance—Risk/return bar chart and table" on page 54 of the Multi-Class Prospectus and the Class P Prospectus is revised by deleting the seventh sentence of the first paragraph of that section entirely and inserting the following as the eighth and ninth sentences of that paragraph:

Baird assumed responsibility for managing a separate portion of the fund's assets on January 15, 2016. The Baird investment team (as employees of a different investment advisor) assumed responsibility for managing a separate portion of the fund's assets on August 5, 2013.

The section captioned "Management" and sub-captioned "PACE International Equity Investments" beginning on page 141 of the Multi-Class Prospectus and the Class P Prospectus is revised by replacing the seventh paragraph of that section in its entirety with the following:

Baird is a Delaware corporation located at 777 East Wisconsin Avenue, Milwaukee, WI 53202. Baird is a registered investment advisor founded in 1919. Baird specializes in wealth management, capital markets, private equity and asset management. As of December 31, 2015, Baird had approximately $149 billion in assets under management.

The section captioned "Management" and sub-captioned "PACE International Equity Investments" beginning on page 141 of the Multi-Class Prospectus and the Class P Prospectus is revised by replacing the ninth paragraph of that section in its entirety with the following:

The investment team is comprised of Brian M. Beitner, CFA, Dan Boston, Jesse Flores and Michael Mow, CFA. Prior to joining Baird in January 2016, each member of the investment team was employed by Chautauqua Capital Management, LLC ("Chautauqua"). Brian Beitner, CFA, formed Chautauqua in January 2009. Prior to this, he was a member of the TCW Group, Inc.'s ("TCW") Concentrated Core Equities portfolio management team from 1998 through 2008. Prior to working at TCW, he was with Scudder Kemper Investments, Donaldson, Lufkin and Jenrette, Bear Stearns & Co., and Security Pacific Bank in roles including portfolio management, research and trading. Dan Boston joined Chautauqua in 2013. Prior to joining Chautauqua, he worked at Ensign Peak Advisors and Wasatch Advisors in portfolio management and equity research. Jesse Flores joined Chautauqua in 2013. Before joining Chautauqua, he was an equity analyst at Blavin & Co, Roth Capital and Lehman Brothers. Michael Mow, CFA, joined Chautauqua in 2009, after spending eight years as a Senior Investment Analyst at American Century Investments. Before that he was at TCW and Farmers Insurance Group where he worked as an equity analyst and portfolio manager.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE International Equity Investments" on page 106 of the SAI is revised by replacing the sentence of the second paragraph of that section in its entirety with the following:

Baird is 100% owned by Baird Financial Corporation ("BFC"). BFC is 100% owned by Baird Holding Company, which is owned 100% by Baird Financial Group, Inc.

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II. Pricing and Valuation Information

The section captioned "Your investment" and sub-captioned "Pricing and Valuation" beginning on page 127 of the Multi-Class Prospectus and the Class P Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

The price at which you may buy, sell or exchange each fund's shares is based on net asset value per share. Each fund generally calculates its net asset value on days that the NYSE is open. A fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. To the extent that a fund's assets are traded in other markets on days when the NYSE is not open, the value of a fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE

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